Supplement dated June 30, 2023
to the following initial summary prospectus(es):
BOA IV, Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide Destination Future NY, Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Nationwide Advisory VUL, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
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At a meeting of the Board of Trustees of Nationwide Variable Insurance Trust held on June 14, 2023, the Board approved the termination of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as the subadvisers to the NVIT Emerging Markets Fund (the "Fund"), effective on or about June 23, 2023 as the Fund’s new subadviser. Accordingly, all references to, and information regarding, Loomis Sayles are deleted in their entirety. NS Partners Ltd will continue to serve as the Fund’s sole subadviser.
ISP-0709